Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	Mudrick Capital Management, L.P.

Address of Joint Filer:	527 Madison Avenue, 6th Floor
New York, NY 10022

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Thryv Holdings, Inc. [THRY]

Date of Event Requiring Statement:	September 23, 2020

Designated Filer:	Mudrick Capital Management, L.P.

Signature:
Mudrick Capital Management, L.P.
By: Mudrick Capital Management, LLC, its general partner
By: /s/ Jason Mudrick
Name: Jason Mudrick
Title: Managing Member
October 5, 2020

Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	Jason Mudrick

Address of Joint Filer:	c/o Mudrick Capital Management, L.P.
527 Madison Avenue, 6th Floor
New York, NY 10022

Relationship of Joint Filer to Issuer:	10% Owner; Director

Issuer Name and Ticker or Trading Symbol:	Thryv Holdings, Inc. [THRY]

Date of Event Requiring Statement:	September 23, 2020

Designated Filer:	Mudrick Capital Management, L.P.

Signature:
By: /s/ Jason Mudrick
Name: Jason Mudrick
October 5, 2020

Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	Mudrick Distressed Opportunity Fund Global, LP

Address of Joint Filer:	527 Madison Avenue, 6th Floor
New York, NY 10022

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Thryv Holdings, Inc. [THRY]

Date of Event Requiring Statement:	September 23, 2020

Designated Filer:	Mudrick Capital Management, L.P.

Signature:
Mudrick Distressed Opportunity Fund Global, LP
By: Mudrick GP, LLC
By: /s/ Jason Mudrick
Name: Jason Mudrick
Title: Sole Member
October 5, 2020

Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	Verto Direct Opportunity II LP

c/o Mudrick Capital Management, L.P.
Address of Joint Filer:	527 Madison Avenue, 6th Floor
New York, NY 10022

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Thryv Holdings, Inc. [THRY]

Date of Event Requiring Statement:	September 23, 2020

Designated Filer:	Mudrick Capital Management, L.P.

Signature:
Verto Direct Opportunity II LP
By: Verto Direct Opportunity GP, LLC, its general partner
/s/ Jason Mudrick
Name: Jason Mudrick
Title: Sole Member
October 5, 2020